                                                                   Exhibit 10.27

                           Revised Lease Schedule 01
                      to Master Lease Agreement Number 2201

      VENCORE SOLUTIONS LLC
      7155 SW Varns Street * Portland, OR 97223 503.598.4144 * FAX: 503.684.0948

      LESSEE NAME AND ADDRESS                         EQUIPMENT LOCATION
      MICROHELIX, INC.
      16125 SW 72ND AVENUE                            16125 SW 72ND AVENUE
      TIGARD, OR 97224                                TIGARD, OR 97224

          LESSEE MAY HAVE RIGHTS UNDER THE SUPPLY CONTRACT WITH THE
                SUPPLIER OF THE EQUIPMENT AND MAY CONTACT THE
                  SUPPLIER FOR A DESCRIPTION OF SUCH RIGHTS.

      PERIODIC RENTAL PAYMENTS         MINIMUM LEASE      ADVANCE RENTALS RECEIPTED                 SECURITY
      (Subject to Applicable Taxes)    TERM IN MONTHS     FOR APPLY TO FIRST AND LAST 2 PAYMENTS    DEPOSIT
      $148.00                                27             $444.00                                  $316.88

      LESSEE HEREBY LEASES FROM LESSOR THE EQUIPMENT DESCRIBED IN SCHEDULE "A" ATTACHED HERETO ON THE TERMS SET FORTH ABOVE. ALL OF THE TERMS AND CONDITIONS OF THE MASTER LEASE AGREEMENT REFERENCED ABOVE, WHICH LESSEE ACKNOWLEDGES IT HAS READ AND UNDERSTANDS IN ITS ENTIRETY ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART OF THE LEASE CREATED BY THIS LEASE SCHEDULE.

      IN ADDITION TO THE UNDERSIGNED, /S/ TY PETTIT IS HEREBY AUTHORIZED TO EXECUTE THE FOLLOWING "NOTICE OF ACCEPTANCE".

      LESSOR            Date 6/24/03            LESSEE      Date 6/24/03

      VENCORE SOLUTIONS LLC                     MICROHELIX, INC.
                                                FULL LEGAL NAME OF LESSEE

      BY:                                       BY: /S/ TY PETTIT          CEO
                                                    ----------------------------
                                                TY PETTIT                (TITLE)

      NOTICE OF ACCEPTANCE

            LESSEE acknowledges that (1) it has selected both the supplier and the Equipment without recommendation of LESSOR; (2) it has fully inspected the Equipment, which has been delivered by supplier to LESSEE on the date set forth below; (3) the Equipment fully conforms with the terms of the Lease; (4) the Equipment has not been installed on a trial basis; (5) the Equipment is in good repair, condition, and working order; and (6) it accepts the Equipment as-is and where-is.

            LESSEE FURTHER ACKNOWLEDGES THAT LESSOR HAS MADE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, CONDITION, WORKMANSHIP OR OTHERWISE WITH REGARD TO THE EQUIPMENT, AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS-IS" AND "WITH ALL FAULTS".

            LESSEE understands and agrees that neither the supplier nor any of its sales personnel or agents is an agent of LESSOR, and any broker involved in this transaction is an agent of LESSEE and not LESSOR. No sales person nor agent of either supplier or broker is authorized to waive or alter any term or condition of the Lease and no representation as to the Equipment or any other matter by supplier or broker shall in any way relieve or lessen LESSEE's duty to pay rent or perform its other obligations under the Lease.

      THE UNDERSIGNED ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THIS ACCEPTANCE


      When executed, this document acknowledges full delivery of and Lessee's complete satisfaction with the equipment.


                                 LESSEE                             Date 6/24/03
                                 MICROHELIX, INC.
                                 FULL LEGAL NAME OF LESSEE
                                 BY: /S/ TY PETTIT           CEO
                                     -------------------------------------------
                                 TY PETTIT                    (TITLE)

                              REVISED SCHEDULE 'A'

SCHEDULE FORMING PART OF AGREEMENT #220101 BETWEEN VENCORE SOLUTIONS LLC, LESSOR AND MICROHELIX, INC., LESSEE




DESCRIPTION OF LEASE EQUIPMENT

Quantity    N/U    Description
--------    ---    -----------
                   EQUIPMENT LOCATION: 16125 SW 72 ND AVENUE, TIGARD, OR 97224
                   VENDOR: MICROCOMPUTER CONSULTATION, INC.
    I        N     SONICWALL PRO 230 FIREWALL, 01-SSC-5330
    1        N     SONICWALL 8 X 5 SUPPORT FOR PRO 230 FIREWALL, 01-SSC-3504
                   EQUIPMENT LOCATION: 4581 S. BUTTERFIELD DRIVE, TUCSON, AZ 85714
                   VENDOR: PORTLAND CONSULTING INTERNATIONAL
    I        N     HP PAVILION ZE4355 NOTEBOOK PC, INCLUDING:
                   MOBILE AMD ATHLON XP PROCESSOR 2000+ (1.67GHZ) W /POWERNOW! TECHNOLOGY;
                   256MB DDR SDRAM (I X 256) AT 266MHZ;
                   20GB ENHANCED IDE;
                   DVD / CD-RW COMBO;
                   ARISTA USB EXTERNAL FLOPPY DRIVE;
                   15.0" XGA TFT DISPLAY;
                   INTEGRATED 10/ 100 BASE-T ETHERNET LAN;
                   ATI MOBILITY RADEON, 4X AGP AND 3D ARCHITECTURE;
                   16-BIT SOUND BLASTER PRO-COMPATIBLE AUDIO, ALTEC LANSING; AND
                   WINDOWS XP HOME EDITION
                   UPGRADE TO WINDOWS XP HOME EDITION

VENCORE SOLUTIONS LLC
Financial Services and Emerging Growth Companies Coming Together

VENCORE SOLUTIONS LLC
7155 SW Varns Street * Portland, OR 97223
(503) 598-4144 * FAX: (503) 598-2088

                                     REVISED

LEASE #: 220101                                     DATE: June 25, 2003

           Insurance Agent: AMERICAN BENEFITS, INC.
                   Address: 9400 SW BARNES ROAD, SUITE 307
                      City: PORTLAND
                     State: OR       Zip: 97225
                     Phone: (503) 292-1580                    Fax:(503) 292-1582
                 Attention: BOB WAGGENER

 FROM: MICROHELIX, INC.
        16125 SW 72ND AVENUE
        TIGARD, OR 97224

   Ins. Co.: HARTFORD INSURANCE       Policy #: 52SBAGQ0218SC

                                                       Expiration Date: 1/l/2004

Dear Agent:

VENCORE SOLUTIONS LLC ("Lessor") is about to enter into a Lease Rental Agreement (the "Lease") with the above referenced LESSEE for the equipment described in the attached copy of the Lease or Schedule "A" (the "Equipment"). The Equipment will be located at SEE SCHEDULE "A" (EQUIPMENT LOCATION) and has an original equipment cost of THREE THOUSAND ONE HUNDRED SIXTY-EIGHT DOLLARS AND 78/100 ($3,168.78). Pursuant to the terms of the Lease, the LESSEE is required to provide insurance coverage in relation to the Equipment and is required to provide Lessor with an insurance certificate naming Lessor and its assigns as loss payee and/or additional insured as indicated below:

Business personal property insurance is to be provided for all risks of any kind whatsoever for the full replacement value of the Equipment. Lessor and its assigns and successors as they may appear are to be named as loss payees, and the certificate should reflect such loss payees as follows: Lessor and its assigns and successors.

Please send the Certificate of Insurance with the standard (30) day notice of cancellation clause to VENCORE SOLUTIONS LLC, 7155 SW VARNS STREET, PORTLAND, OREGON 97223. Please place the above-referenced Lease Rental Agreement Number on the Certificate of Insurance.

Thank you very much for your assistance.

      LESSOR:                                LESSEE:
      /s/                                    /s/
      VENCORE SOLUTIONS LLC                  MICROHELIX, INC.





      PLEASE PLACE LEASE NUMBER ON INSURANCE POLICY

VENCORE SOLUTIONS LLC

VENCORE SOLUTIONS LLC
7155 SW Varns Street * Portland, OR 97223-8057
503.598.4144 * FAX: 503.684.0948

                                  EXHIBIT A - 3
                                       TO
                          MASTER LEASE AGREEMENT NUMBER
                                      2201

LESSEE NAME AND ADDRESS                         LESSOR NAME AND ADDRESS

MICROHELIX, INC.                                VENCORE SOLUTIONS LLC
16125 SW 72ND AVENUE                            7155 SW VARNS STREET
TIGARD, OREGON 97224                            PORTLAND, OREGON 97223


DATE OF LEASE LINE APPROVAL:    June 19, 2003

FUNDING EXPIRATION DATE:        July 31, 2003

APPROVED AMOUNT OF LEASE LINE:  $369,000

MINIMUM FUNDING AMOUNT:         $369,000

INITIAL MONTHLY RENT FACTOR:    4.65 % ($17,159.00 plus applicable taxes per
month)

INITIAL LEASE TERM:             27 Months

ADVANCE RENTAL PAYMENTS:        At the time of executing each individual  Lease
Schedule, Lessee will pay Lessor three rental payments in advance, which shall be applied to the first and final two rental payments on each individual Lease Schedule.

DOCUMENTATION FEES:             Three Thousand Six Hundred Ninety Dollars and
00/100 ($3,690.00) at the time Master Documentation is executed.

SECURITY DEPOSIT PERCENTAGE:    5%

SECURITY DEPOSIT AMOUNT:        $ 18,450 (based on Approved Amount of Lease
Line)

MINIMUM RENEWAL RENT FACTOR:    4.65 % for a minimum of three months.

ELIGIBLE EQUIPMENT:             General manufacturing equipment. Up to 10% of
each individual Lease Schedule under the Master Lease line may be comprised of Soft Costs ("SOFT") where SOFT will include, but not be limited to, delivery costs, design and engineering costs, extended warranties, installation costs, labor, leasehold improvements, maintenance and upgrade contracts, sales tax, software, trade show booths, training, and upgrades to any equipment in which Lessor does not hold a security interest. No equipment may be shipped to and/or located at a co-location facility or any facility other than Lessee's principal place of business, unless the co-location facility first provides Lessor with a waiver acknowledging Lessor's ownership of the equipment. All equipment to be leased must be approved by Lessor.

END OF LEASE:                   At the expiration of the Lease term Lessee will
purchase all of the Equipment for Thirty-six Thousand Nine Hundred Dollars and 00/100 ($36,900.00).

The terms and information set forth above are a part of the Master Lease Agreement Number 2201, entered into by and between VenCore Solutions LLC ("Lessor") and the Lessee set forth above.

The undersigned representative of Lessee affirms that he or she has read and understands this Exhibit A - 3 to Master Lease Agreement Number 2201 and is duly authorized to execute this Exhibit A - 3 on behalf of the Lessee, and that, if Lessee is a corporation, this Exhibit A - 3 is entered into with consent of Lessee's Board of Directors and stockholders, if so required.

LESSEE:                                   LESSOR:
MICROHELIX, INC.                          VENCORE SOLUTIONS LLC

                          RELEASE OF SECURITY INTEREST

       Richard G. Sass, an individual resident of Oregon, holds a security interest in certain property of microHelix, Inc., an Oregon corporation ("microHelix"), pursuant to the terms of an Amended and Restated Security Agreement between Richard G. Sass and microHelix dated February 8, 2002 (the "Security Agreement").

       KNOW ALL MEN BY THESE PRESENTS that Richard G. Sass for good and valuable consideration, does hereby release and discharge forever all of its security interest in the collateral described in Exhibit A to this Release of Security Interest (the "Release"), and does hereby waive his right to receive any payment or exercise any right that may be granted pursuant to the Security Agreement or under law with respect to such collateral.

       IN WITNESS WHEREOF, Richard G. Sass has executed this Release as of this 24 day of June 2003.

                                Richard G. Sass

                                Name: Title:

STATE OF OREGON

COUNTY OF Multnomah

       On this 24th day of June, 2003, before me personally appeared Richard G. Sass, who executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said person, for the uses and purposes therein mentioned.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

             OFFICIAL SEAL
             JANE K COMER           NOTARY PUBLIC FOR OREGON
        NOTARY PUBLIC - OREGON
         COMMISSION NO. 357638      My Commission Expires:  5/9/06
     MY COMMISSION MAY 9, 2006

                                    EXHIBIT A

                               Released Collateral

1.    FOUR 4420 LASERS MICROMACHINING SYSTEMS WITH ALL RELATED
      EQUIPMENT, SERIAL NUMBERS 142016,142018,142019 AND 142004.

2.    COIL WINDER WITH COIL FIXTURE.

3.    STEEGER, 24 CARRIER FINE WIRE BRAIDER MODEL 5098.